UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 11, 2009

Unisys Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-8729	38-0387840
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unisys Way, Blue Bell, Pennsylvania		19424
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 215-986-4058

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Effective January 1, 2009, the company adopted Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements – an amendment of ARB No. 51” (“SFAS No. 160”). SFAS No. 160 describes a noncontrolling interest, sometimes called a minority interest, as the portion of equity in a subsidiary not attributable, directly or indirectly, to a parent. SFAS No. 160 establishes accounting and reporting standards that require, among other items: (a) the ownership interests in subsidiaries held by parties other than the parent be clearly identified, labeled, and presented in the consolidated statement of financial position within equity, but separate from the parent’s equity; (b) the amount of consolidated net income (loss) attributable to the parent and the noncontrolling interests be clearly identified and presented on the face of the consolidated statement of income; and (c) entities provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. The presentation and disclosure requirements of SFAS No. 160 are required to be applied retrospectively for all periods presented.

The company’s consolidated financial statements for each of the years ended December 31, 2008, 2007 and 2006 along with the Reports of Independent Registered Public Accounting Firms, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Quarterly financial information and Five-year summary of selected financial data, which were included in the company’s Annual Report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2009 (the “2008 Form 10-K”), have been revised, in each case, to give effect to the retrospective presentation and disclosure requirements of SFAS No. 160. Such revised information is filed as Exhibit 99.1 to this Current Report on Form 8-K. All other information in the 2008 Form 10-K remains unchanged. This Current Report on Form 8-K does not reflect events or developments that occurred after March 2, 2009, and does not modify or update the disclosures therein in any way, other than as required to reflect the adoption of SFAS No. 160 as described above and set forth in the exhibits hereto, which are incorporated herein by reference. Without limiting the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2008 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is contained in the company’s Quarterly Report on Form 10-Q for the period ended March 31, 2009 (the “Form 10-Q”) and other filings with the SEC. The information in this Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K, the Form 10-Q and other documents filed by the company with the SEC subsequent to March 2, 2009.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are included in this Report:

Exhibit 23.1	Consent of KPMG LLP

Exhibit 23.2	Consent of Ernst & Young LLP

Exhibit 99.1	Revised consolidated financial statements for the years ended December 31, 2008, 2007 and 2006, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Quarterly financial information and Five-year summary of selected financial data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unisys Corporation

May 11, 2009	By:	/s/ Janet Brutschea Haugen
	Name:	Janet Brutschea Haugen
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
23.1	Consent of KPMG LLP

23.2	Consent of Ernst & Young LLP

99.1	Revised consolidated financial statements for the years ended December 31, 2008, 2007 and 2006, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Quarterly financial information and Five-year summary of selected financial data